Exhibit 99.1

FOR IMMEDIATE RELEASE

E*TRADE FINANCIAL Media Contact

Pam Erickson

E*TRADE FINANCIAL Corporation

617-296-6080

pam.erickson@etrade.com

E*TRADE FINANCIAL Investor Relations Contact

Adam Townsend

E*TRADE FINANCIAL Corporation

916-463-2889

adam.townsend@etrade.com

E*TRADE FINANCIAL CORPORATION REPORTS STRONG FIRST

QUARTER RESULTS AND RAISES EARNINGS GUIDANCE

•	Reported first quarter GAAP earnings of $0.23 per share on net income of $88 million

•	Increased both Total and Retail Daily Average Revenue Trades by 12 percent over the fourth quarter results, to 157,000 and 103,000 respectively

•	Increased margin debt by 22 percent to $2.1 billion at quarter end, compared to $1.8 billion at the end of the fourth quarter

•	Improved bank spread to 185 basis points from 169 basis points in the fourth quarter, and exited the quarter at 201 basis points

•	Repurchased $50 million of common stock at a weighted average price of $13.31

•	Added 37,000 net new accounts

•	Raised 2004 Earnings Guidance to between $0.75 and $0.90 per share

New York, April 16, 2004 – E*TRADE FINANCIAL Corporation (NYSE: ET) today announced results for its first quarter ended March 31, 2004, reporting GAAP net income of $88 million, or $0.23 per diluted share, compared to GAAP net income of $21 million, or $0.06 per share, in the same quarter a year ago. Net revenues for the quarter ended March 31, 2004, increased 28 percent over the year ago period to $411 million.

The Company increased its 2004 GAAP earnings guidance to between $0.75 and $0.90 per share from a previous range of between $0.70 and $0.85 per share.

“Our focus on integrating brokerage and banking products to enhance the customer experience is delivering superior value to both our customers and shareholders in 2004,” said Mitchell H. Caplan, Chief Executive Officer, E*TRADE FINANCIAL Corporation. “First quarter momentum is a solid indicator of the increased opportunities created by our integrated model.”

Other selected highlights from the first quarter of 2004:

•	Retail investor activity increased for the fourth consecutive quarter generating higher DARTs and margin debt balances. Total DARTs for the quarter were 157,000, a 12 percent sequential increase and an 81 percent increase year-over-year.

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2004

•	Average commission per trade increased to $11.53 from $11.18 in the prior quarter based on strength in main street customer activity, a higher volume of option trades and a favorable mix of international transactions.

•	Exited the quarter at 201 basis points in net interest spread, achieving target a full quarter ahead of plan.

•	Total customer assets increased to $87.2 billion from $83.3 billion in the fourth quarter.

•	Cash and equivalents for the quarter totaled $847 million and free cash totaled $705 million.

•	E*TRADE Securities launched the industry’s first 2-second execution guarantee on S&P 500 stocks.

•	E*TRADE Securities received a four-and-a-half star rating from Barron’s with top honors among active trader platforms.

•	E*TRADE FINANCIAL included in Standard & Poor’s flagship stock index, the S&P 500.

“E*TRADE FINANCIAL is ahead of plan, delivering positive growth from our core brokerage and bank earnings drivers,” said R. Jarrett Lilien, President and Chief Operating Officer, E*TRADE FINANCIAL Corporation. “The steady rise in quarterly trading activity and continued growth in margin debt, along with our ability to generate bank net interest spread in excess of 200 basis points as we exited the first quarter, gives us the confidence to raise 2004 guidance.”

“We continue to set the standard for innovative products and services that meet the needs of the individual investor,” continued Mr. Lilien. “We remain focused on leveraging technology and cost-efficiency to create value for our customers and exceptional results for our shareholders.”

Historical monthly metric data from January 2003 to March 2004 can be found on the E*TRADE FINANCIAL investor relations site at www.etrade.com.

About E*TRADE FINANCIAL

The E*TRADE FINANCIAL family of companies provide financial services including brokerage, banking and lending for retail, corporate and institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC). Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

# # #

Important Notice

E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo is a registered trademark or trademark of E*TRADE FINANCIAL Corporation. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, the activity of customers and assets held at the institution, seasonality, the development and enhancement of products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE Group, Inc. or E*TRADE FINANCIAL Corporation with the SEC on Form 10-K (including information under the caption “Risk Factors”) and quarterly reports on Form 10-Q.

© 2004 E*TRADE FINANCIAL Corporation. All rights reserved.

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2004

Financial Statements

E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2004	2003
Brokerage revenues:
Commissions	$112,230	$60,888
Principal transactions	69,429	42,210
Other brokerage-related revenues	43,157	41,896
Brokerage interest income	41,253	34,320
Brokerage interest expense	(3,120)	(2,513)

Net brokerage revenues	262,949	176,801
Banking revenues:
Gain on sales of originated loans	27,100	56,395
Gain on sales of loans held-for-sale and securities, net	14,062	15,215
Other banking-related revenues	19,019	18,039
Banking interest income	214,384	187,386
Banking interest expense	(117,606)	(121,333)
Provision for loan losses	(9,055)	(10,333)

Net banking revenues	147,904	145,369

Total net revenues	410,853	322,170

Expenses excluding interest:
Compensation and benefits	99,978	92,679
Occupancy and equipment	20,657	23,389
Communications	19,457	21,341
Professional services	14,552	10,386
Commissions, clearing and floor brokerage	43,927	30,142
Advertising and market development	24,140	16,593
Servicing and other banking expenses	15,871	16,333
Fair value adjustments of financial derivatives	274	6,815
Depreciation and amortization	21,857	26,748
Amortization of intangibles	8,533	4,938
Restructuring and other exit charges	(995)	2,542
Acquisition-related expenses	62	1,307
Other	25,468	23,425

Total expenses excluding interest	293,781	276,638

Income before other corporate items	117,072	45,532
Other income (loss):
Corporate interest income	1,385	1,610
Corporate interest expense	(11,338)	(11,433)
Gain (loss) on sale and impairment of investments	28,526	(623)
Equity in income (losses) of investments and venture funds	2,673	2,830

Total other income (loss)	21,246	(7,616)

Pre-tax income	138,318	37,916
Income tax expense	49,103	15,926
Minority interest in subsidiaries	740	508

Net income	$88,475	$21,482

Net income per share:
Basic	$0.24	$0.06

Diluted (1)	$0.23	$0.06

Shares used in computation of per share data:
Basic	365,045	354,563
Diluted (1)	425,155	358,441

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2004

E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	March 31, 2004	December 31, 2003	March 31, 2003
Brokerage revenues:
Commissions	$112,230	$97,915	$60,888
Principal transactions	69,429	64,822	42,210
Other brokerage-related revenues	43,157	44,232	41,896
Brokerage interest income	41,253	38,308	34,320
Brokerage interest expense	(3,120)	(3,473)	(2,513)

Net brokerage revenues	262,949	241,804	176,801
Banking revenues:
Gain on sales of originated loans	27,100	20,739	56,395
Gain on sales of loans held-for-sale and securities, net	14,062	28,287	15,215
Other banking-related revenues	19,019	20,350	18,039
Banking interest income	214,384	202,996	187,386
Banking interest expense	(117,606)	(119,056)	(121,333)
Provision for loan losses	(9,055)	(12,374)	(10,333)

Net banking revenues	147,904	140,942	145,369

Total net revenues	410,853	382,746	322,170

Expenses excluding interest:
Compensation and benefits	99,978	99,407	92,679
Occupancy and equipment	20,657	20,696	23,389
Communications	19,457	21,613	21,341
Professional services	14,552	14,469	10,386
Commissions, clearing and floor brokerage	43,927	41,197	30,142
Advertising and market development	24,140	11,620	16,593
Servicing and other banking expenses	15,871	16,194	16,333
Fair value adjustments of financial derivatives	274	(398)	6,815
Depreciation and amortization	21,857	21,916	26,748
Amortization of intangibles	8,533	11,393	4,938
Restructuring and other exit charges	(995)	8,855	2,542
Acquisition-related expenses	62	(997)	1,307
Other	25,468	21,950	23,425

Total expenses excluding interest	293,781	287,915	276,638

Income before other corporate items	117,072	94,831	45,532
Other income (loss):
Corporate interest income	1,385	1,572	1,610
Corporate interest expense	(11,338)	(11,319)	(11,433)
Gain (loss) on sale and impairment of investments	28,526	85,326	(623)
Equity in income (losses) of investments and venture funds	2,673	3,350	2,830

Total other income (loss)	21,246	78,929	(7,616)

Pre-tax income	138,318	173,760	37,916
Income tax expense	49,103	66,277	15,926
Minority interest in subsidiaries	740	28	508

Net income	$88,475	$107,455	$21,482

Net income per share:
Basic	$0.24	$0.30	$0.06

Diluted (1)	$0.23	$0.27	$0.06

Shares used in computation of per share data:
Basic	365,045	362,944	354,563
Diluted (1)	425,155	421,121	358,441

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2004

E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Balance Sheets

(dollars in thousands)

(Unaudited)

	March 31, 2004	December 31, 2003
ASSETS
Cash and equivalents	$846,855	$921,439
Cash and investments required to be segregated under Federal or other regulations	1,263,813	1,644,605
Brokerage receivables, net	3,719,111	2,297,778
Trading securities	817,299	832,889
Available-for-sale mortgage-backed and investment securities	10,078,971	9,826,940
Other investments	48,081	49,306
Loans receivable, net	8,311,301	8,130,906
Loans held-for-sale, net	400,101	1,000,487
Property and equipment, net	302,420	301,258
Goodwill	403,006	402,496
Other intangibles, net	135,446	143,990
Other assets	584,232	497,122

Total assets	$26,910,636	$26,049,216

LIABILITIES AND SHAREHOLDERS' EQUITY
Brokerage payables	$4,711,905	$3,691,176
Deposits	11,975,689	12,514,486
Securities sold under agreements to repurchase	5,607,065	5,283,609
Other borrowings by Bank subsidiary	1,166,742	1,203,554
Accounts payable, accrued and other liabilities	778,298	742,767
Convertible subordinated notes	695,330	695,330

Total liabilities	24,935,029	24,130,922

Shareholders’ equity:
Preferred stock, shares authorized: 1,000,000; issued and outstanding: none at March 31, 2004 and December 31, 2003	—	—
Shares exchangeable into common stock, $.01 par value, shares authorized: 10,644,223; issued and outstanding: 1,326,125 at March 31, 2004 and 1,386,125 at December 31, 2003	13	14
Common stock, $.01 par value, shares authorized: 600,000,000; issued and outstanding: 367,267,118 at March 31, 2004 and 366,636,406 at December 31, 2003	3,673	3,666
Additional paid-in-capital	2,229,190	2,247,930
Deferred stock compensation	(13,207)	(12,874)
Accumulated deficit	(141,990)	(230,465)
Accumulated other comprehensive loss	(102,072)	(89,977)

Total shareholders’ equity	1,975,607	1,918,294

Total liabilities and shareholders’ equity	$26,910,636	$26,049,216

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2004

Segment Reporting

	Three Months Ended March 31, 2004
	Brokerage	Banking	Elimination (2)	Total
	(Unaudited, in thousands)
Net Revenues
Commissions	$112,230			$112,230
Principal transactions	69,429			69,429
Interest income	41,253	214,384		255,637
Interest expense	(3,120)	(117,606)		(120,726)
Gain on sales of originated loans		27,100		27,100
Gain on sale of loans held-for-sale and securities, net		14,062		14,062
Provision for loan losses		(9,055)		(9,055)
Other revenues	54,130	19,019	(10,973)	62,176

Net revenues	273,922	147,904	(10,973)	410,853

Expenses excluding interest:
Compensation and benefits	59,209	40,769		99,978
Occupancy and equipment	13,592	7,065		20,657
Communications	17,575	1,882		19,457
Professional services	6,584	7,968		14,552
Commissions, clearing and floor brokerage	43,926	1		43,927
Advertising and market development	17,489	17,624	(10,973)	24,140
Servicing and other banking expenses	534	15,337		15,871
Fair value adjustments of financial derivatives	—	274		274
Depreciation and amortization	14,942	6,915		21,857
Amortization of intangibles	5,054	3,479		8,533
Restructuring and other exit charges	(752)	(243)		(995)
Acquisition-related expenses	—	62		62
Other	16,460	9,008		25,468

Total expenses excluding interest	194,613	110,141	(10,973)	293,781

Income before other corporate items	$79,309	$37,763	$—	$117,072

	Three Months Ended December 31, 2003
	Brokerage	Banking	Elimination (2)	Total
	(Unaudited, in thousands)
Net Revenues
Commissions	$97,915			$97,915
Principal transactions	64,822			64,822
Interest income	38,308	202,996		241,304
Interest expense	(3,473)	(119,056)		(122,529)
Gain on sales of originated loans		20,739		20,739
Gain on sale of loans held-for-sale and securities, net		28,287		28,287
Provision for loan losses		(12,374)		(12,374)
Other revenues	51,958	20,350	(7,726)	64,582

Net revenues	249,530	140,942	(7,726)	382,746
Expenses excluding interest:

Compensation and benefits	62,802	36,605		99,407
Occupancy and equipment	14,557	6,139		20,696
Communications	20,176	1,437		21,613
Professional services	6,704	7,765		14,469
Commissions, clearing and floor brokerage	41,186	11		41,197
Advertising and market development	4,594	14,752	(7,726)	11,620
Servicing and other banking expenses	207	15,987		16,194
Fair value adjustments of financial derivatives	—	(398)		(398)
Depreciation and amortization	15,521	6,395		21,916
Amortization of intangibles	6,910	4,483		11,393
Restructuring and other exit charges	7,209	1,646		8,855
Acquisition-related expenses	471	(1,468)		(997)
Other	14,968	6,982		21,950

Total expenses excluding interest	195,305	100,336	(7,726)	287,915

Income before other corporate items	$54,225	$40,606	$—	$94,831

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2004

	Three Months Ended September 30, 2003
	Brokerage	Banking	Elimination (2)	Total
	(Unaudited, in thousands)
Net Revenues
Commissions	$92,885			$92,885
Principal transactions	64,174			64,174
Interest income	36,883	176,254		213,137
Interest expense	(2,442)	(117,481)		(119,923)
Gain on sales of originated loans		53,308		53,308
Gain on sale of loans held-for-sale and securities, net		32,819		32,819
Provision for loan losses		(7,988)		(7,988)
Other revenues	47,334	23,008	(1,049)	69,293

Net revenues	238,834	159,920	(1,049)	397,705

Expenses excluding interest:
Compensation and benefits	64,025	42,256		106,281
Occupancy and equipment	14,350	7,267		21,617
Communications	18,431	1,451		19,882
Professional services	8,851	14,367		23,218
Commissions, clearing and floor brokerage	41,425	4		41,429
Advertising and market development	4,617	10,497	(1,049)	14,065
Servicing and other banking expenses	101	16,320		16,421
Fair value adjustments of financial derivatives	—	998		998
Depreciation and amortization	15,495	5,953		21,448
Amortization of intangibles	4,445	4,137		8,582
Restructuring and other exit charges	30,505	16,552		47,057
Acquisition-related expenses	472	62		534
Other	13,628	9,422		23,050

Total expenses excluding interest	216,345	129,286	(1,049)	344,582

Income before other corporate items	$22,489	$30,634	$—	$53,123

	Three Months Ended June 30, 2003
	Brokerage	Banking	Total
	(Unaudited, in thousands)
Net Revenues
Commissions	$85,780		$85,780
Principal transactions	58,640		58,640
Interest income	34,868	181,891	216,759
Interest expense	(1,877)	(117,954)	(119,831)
Gain on sales of originated loans		62,025	62,025
Gain on sale of loans held-for-sale and securities, net		20,940	20,940
Provision for loan losses		(7,828)	(7,828)
Other revenues	45,269	19,333	64,602

Net revenues	222,680	158,407	381,087

Expenses excluding interest:
Compensation and benefits	56,555	42,521	99,076
Occupancy and equipment	16,492	5,067	21,559
Communications	18,083	1,446	19,529
Professional services	18,659	6,936	25,595
Commissions, clearing and floor brokerage	38,516	38	38,554
Advertising and market development	4,767	14,260	19,027
Servicing and other banking expenses	86	18,076	18,162
Fair value adjustments of financial derivatives	—	7,923	7,923
Depreciation and amortization	18,156	6,415	24,571
Amortization of intangibles	4,970	3,140	8,110
Restructuring and other exit charges	68,378	7,729	76,107
Acquisition-related expenses	787	228	1,015
Other	12,365	10,102	22,467

Total expenses excluding interest	257,814	123,881	381,695

Income (loss) before other corporate items	$(35,134)	$34,526	$(608)

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2004

	Three Months Ended March 31, 2003
	Brokerage	Banking	Total
	(Unaudited, in thousands)
Net Revenues
Commissions	$60,888		$60,888
Principal transactions	42,210		42,210
Interest income	34,320	187,386	221,706
Interest expense	(2,513)	(121,333)	(123,846)
Gain on sales of originated loans		56,395	56,395
Gain on sale of loans held-for-sale and securities, net		15,215	15,215
Provision for loan losses		(10,333)	(10,333)
Other revenues	41,896	18,039	59,935

Net revenues	176,801	145,369	322,170
Expenses excluding interest:
Compensation and benefits	51,569	41,110	92,679
Occupancy and equipment	17,839	5,550	23,389
Communications	19,600	1,741	21,341
Professional services	5,007	5,379	10,386
Commissions, clearing and floor brokerage	30,106	36	30,142
Advertising and market development	5,046	11,547	16,593
Servicing and other banking expenses	70	16,263	16,333
Fair value adjustments of financial derivatives	—	6,815	6,815
Depreciation and amortization	20,425	6,323	26,748
Amortization of intangibles	4,888	50	4,938
Restructuring and other exit charges	853	1,689	2,542
Acquisition-related expenses	472	835	1,307
Other	12,678	10,747	23,425

Total expenses excluding interest	168,553	108,085	276,638

Income before other corporate items	$8,248	$37,284	$45,532

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2004

Key Performance Metrics (3)

Corporate Metrics	Qtr ended 3/31/04	Qtr ended 12/31/03	Qtr ended 3/31/04 vs. Qtr ended 12/31/03	Qtr ended 3/31/03	Qtr ended 3/31/04 vs. Qtr ended 3/31/03
Operating margin % (4)
Consolidated	28%	25%	3%	14%	14%
Brokerage	29%	22%	7%	5%	24%
Bank	26%	29%	(3)%	26%	0%

Employees	3,374	3,455	(2)%	3,605	(6)%
Consultants and other	415	314	32%	223	86%

Total headcount	3,789	3,769	1%	3,828	(1)%

Revenue per headcount	$108,433	$101,551	7%	$84,161	29%

Revenue per compensation and benefits dollar	$4.11	$3.85	7%	$3.48	18%

Book value per share	$5.36	$5.21	3%	$4.35	23%
Tangible book value per share	$3.90	$3.73	5%	$2.80	39%

Cash & equivalents ($MM)	$846.9	$921.4	(8)%	$975.0	(13)%
Free cash ($MM)	$704.6	$649.6	8%	$402.0	75%

Earnings before interest, taxes, depreciation & amortization ($MM)
Net income	$88.5	$107.5	(18)%	$21.5	312%
Tax expense	$49.1	$66.3	(26)%	$15.9	208%
Depreciation & amortization	$30.4	$33.3	(9)%	$31.7	(4)%
Corporate interest expense	$11.3	$11.3	0%	$11.4	(1)%

EBITDA	$179.3	$218.4	(18)%	$80.5	123%

Interest coverage	15.8	19.3	(18)%	7.0	125%

Active retail brokerage accounts	2,880,436	2,848,625	1%	3,721,017	(23)%
Active banking accounts	643,240	638,345	1%	577,532	11%

Total active accounts end of period	3,523,676	3,486,970	1%	4,298,549	(18)%

Total customer households end of period	2,697,951	2,656,025	2%	3,185,714	(15)%

Gross new accounts	203,355	154,298	N.M.	234,832	N.M.
Inactive accounts	(92,579)	(105,214)	N.M.	(81,855)	N.M.
Customer closed accounts	(74,070)	(74,660)	N.M.	(56,642)	N.M.

Net new accounts	36,706	(25,576)	N.M.	96,335	N.M.

Net new households	41,926	(22,384)	N.M.	53,690	N.M.

Total client assets in investing accounts ($B)	$75.2	$70.8	6%	$44.8	68%
Total deposits in banking accounts ($B)	$12.0	$12.5	(4)%	$9.0	33%

Total assets / deposits in customer accounts ($B)	$87.2	$83.3	5%	$53.8	62%
Average assets per household	$32,326	$31,376	3%	$16,893	91%

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2004

Brokerage Metrics	Qtr ended 3/31/04	Qtr ended 12/31/03	Qtr ended 3/31/04 vs. Qtr ended 12/31/03	Qtr ended 3/31/03	Qtr ended 3/31/04 vs. Qtr ended 3/31/03
Trading days	62.0	62.5	(1)%	61.0	2%

Daily Average Revenue Trades (DARTs)
Total Retail	103,052	91,972	12%	55,209	87%
- US	88,601	83,081	7%	49,977	77%
- International	14,451	8,891	63%	5,232	176%
Professional	53,983	48,154	12%	31,507	71%

Total DARTs	157,035	140,126	12%	86,716	81%

Total revenue trades (MM)	9.7	8.8	11%	5.3	84%

Average commission per revenue trade	$11.53	$11.18	3%	$11.51	0%

Market Making
Equity shares traded (MM)	34,696	26,190	32%	10,823	221%
Average revenue capture per 1,000 equity shares	$0.768	$0.912	(16)%	$1.374	(44)%
% of Bulletin Board equity shares to total equity shares	86.4%	82.9%	4%	73.7%	13%

End of period margin debt ($B)	$2.14	$1.76	22%	$0.90	139%

Average margin debt ($B)	$1.98	$1.64	20%	$0.96	106%

Active retail brokerage accounts	2,880,436	2,848,625	1%	3,721,017	(23)%

Gross new brokerage accounts	141,717	112,275	N.M.	117,757	N.M.
Inactive accounts	(92,579)	(105,214)	N.M.	(72,625)	N.M.
Customer closed accounts	(17,327)	(13,336)	N.M.	(15,031)	N.M.

Net new brokerage accounts	31,811	(6,275)	N.M.	30,101	N.M.

New client assets ($MM)	$3,371	$3,266	3%	$2,922	15%
Client asset outflow from closed accounts ($MM)	$(570)	$(400)	(43)%	$(309)	(84)%

Net new client assets ($MM)	$2,801	$2,867	(2)%	$2,613	7%

Total Client Assets ($B)
Security holdings	$47.7	$43.9	9%	$27.2	75%
Cash (including money market funds)	$6.0	$6.2	(3)%	$9.4	(36)%
Unexercised options (vested)	$21.5	$20.7	4%	$8.3	159%

Total client assets in investing accounts	$75.2	$70.8	6%	$44.9	67%

Total client assets per active account	$26,120	$24,861	5%	$12,067	116%

Unexercised options (unvested) ($B)	$15.3	$14.9	2%	$4.0	278%

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2004

Banking Metrics	Qtr ended 3/31/04	Qtr ended 12/31/03	Qtr ended 3/31/04 vs. Qtr ended 12/31/03	Qtr ended 3/31/03	Qtr ended 3/31/04 vs. Qtr ended 3/31/03
Gross new banking accounts	61,638	42,023	N.M.	117,075	N.M.
Inactive accounts	—	—	N.M.	(9,230)	N.M.
Customer closed accounts	(56,743)	(61,324)	N.M.	(41,611)	N.M.

Net new banking accounts	4,895	(19,301)	N.M.	66,234	N.M.

Direct mortgage originations ($B)	$1.1	$0.9	16%	$2.5	(56)%
Correspondent mortgage originations ($B)	$0.7	$1.2	(47)%	$1.2	(46)%
Consumer loan originations, incl HELOCs ($B)	$0.7	$0.7	2%	$0.6	25%
Acquired consumer loans ($B)	$0.1	$0.7	(85)%	$—	N.M.
Mortgage pipeline (end of period) ($B)	$0.9	$0.3	206%	$1.2	(25)%

Automated teller machines (ATMs)	15,032	15,057	0%	15,053	0%

Bank Asset Portfolio Detail ($MM)
Cash & equivalents	$165	$276	(40)%	$398	(59)%
Trading securities	$809	$821	(1)%	$480	69%
Investment securities, available-for-sale	$2,850	$2,413	18%	$1,973	44%
Mortgage securities, available-for-sale	$7,000	$7,157	(2)%	$6,417	9%
Loans receivable, net including loans held-for-sale:
- Mortgage and home equity loans, net	$4,580	$4,847	(6)%	$3,152	45%
- Consumer loans, net	$4,130	$4,284	(4)%	$3,710	11%
- Other	$1	$1	0%	$2	(50)%
Other assets	$675	$587	15%	$788	(14)%

Total assets	$20,210	$20,386	(1)%	$16,920	19%

Bank Deposit Portfolio Detail ($MM)
Transaction accounts	$8,767	$8,988	(2)%	$4,597	91%
CDs	$3,209	$3,527	(9)%	$4,359	(26)%

Total	$11,976	$12,514	(4)%	$8,956	34%

Bank interest rate spread (basis points)	185	169	9%	152	22%

Credit Quality and Reserve Metrics
Net charge-offs as a % of average held-for-investment loans, net (annualized)	0.34%	0.44%	(0.10)%	0.65%	(0.31)%
Provision as a % of average held-for-investment loans, net (annualized)	0.44%	0.65%	(0.21)%	0.76%	(0.32)%
Allowance as a % of total ending gross held-for-investment loans	0.48%	0.46%	0.02%	0.52%	(0.04)%
Total non-performing loans, net, as a % of total gross held-for-investment loans	0.26%	0.30%	(0.04)%	0.44%	(0.18)%
Total loan loss allowance as a % of total non-performing loans, net	186%	154%	32%	119%	67%

Tier 1 Capital Ratio (5)	6.21%	5.92%	0.29%	5.90%	0.31%
Risk Weighted Capital Ratio (5)	11.69%	11.30%	0.39%	12.20%	(0.51)%

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2004

Activity in Allowance for Loan Losses

	Three Months Ended March 31, 2004
	Mortgage	Consumer	Total
	(in thousands)
Allowance for loan losses, ending 12/31/03	$5,662	$32,185	$37,847
Provision for loan losses	2,637	6,418	9,055
Charge-offs, net	(437)	(6,714)	(7,151)

Allowance for loan losses, ending 3/31/04	$7,862	$31,889	$39,751

Bank Average Balance Data

	Three Months Ended March 31, 2004			Three Months Ended March 31, 2003
	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost
	(in thousands)
Interest-earning banking assets:
Loans receivable, net	$8,932,832	$109,969	4.92%	$7,427,819	$104,703	5.64%
Interest-bearing deposits	142,301	1,105	3.12%	142,692	925	2.63%
Mortgage-backed and related available-for-sale securities	7,297,956	72,031	3.95%	6,516,528	59,972	3.68%
Available-for-sale investment securities	2,575,419	25,179	3.91%	1,642,732	18,067	4.40%
Investment in FHLB stock	79,469	699	3.54%	80,718	946	4.75%
Trading securities	818,509	6,487	3.17%	366,779	3,309	3.61%

Total interest-earning banking assets (6)	19,846,486	$215,470	4.34%	16,177,268	$187,922	4.65%

Non-interest-earning banking assets	447,450			781,678

Total banking assets	$20,293,936			$16,958,946

Interest-bearing banking liabilities:
Retail deposits	$12,018,832	$48,875	1.64%	$8,190,123	$73,004	3.61%
Brokered certificates of deposit	372,034	2,328	2.52%	448,709	3,254	2.94%
FHLB advances	920,000	10,399	4.47%	1,008,800	8,131	3.22%
Other borrowings	5,679,179	56,004	3.90%	6,066,084	36,944	2.44%

Total interest-bearing banking liabilities	18,990,045	$117,606	2.49%	15,713,716	$121,333	3.13%

Non-interest bearing banking liabilities	276,570			437,312

Total banking liabilities	19,266,615			16,151,028
Total banking shareholder’s equity	1,027,321			807,918

Total banking liabilities and shareholder’s equity	$20,293,936			$16,958,946

Excess of interest-earning banking assets over interest-bearing banking liabilities/net interest income	$856,441	$97,864		$463,552	$66,589

Net interest spread			1.85%			1.52%

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2004

SUPPLEMENTAL INFORMATION AND ENDNOTES

Explanation of Non-GAAP Measures and Certain Metrics

In order to better assess the Company’s financial operating results, management believes operating margins, free cash, EBITDA and interest coverage are appropriate measures of evaluating the operating and liquidity performance of the Company.

Free Cash and Interest Coverage

Free cash as reported by the Company represents cash held at Parent and non-Bank or Brokerage subsidiaries less discretionary reserves and excess capital at Bank and Brokerage after regulatory capital requirements and the Company’s own regulatory capital guidelines. The Company believes that free cash is a useful measure of the Company’s liquidity as it excludes cash reflected on the balance sheet that may not be freely available to the Company. Interest coverage is defined as EBITDA divided by corporate interest expense.

It is important to note these metrics and other non-GAAP measures may involve judgment by management and should be considered in addition to, not as a substitute for, or superior to, net income, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP.

(1) For the three months ended March 31, 2004 and December 31, 2003, diluted net income per share is calculated using the ‘if converted’ method, which includes the additional dilutive impact assuming conversion of the Company’s subordinated convertible debt. Under the ‘if converted’ method the per share numerator excludes the interest expense and related amortization of offering costs from the convertible debt, net of tax, of $7.6 million and $7.2 million for the three months ended March 31, 2004 and December 31, 2003, respectively. The denominator includes the shares issuable from the assumed conversion of the convertible debt of 45.4 million. For the three months ended March 31, 2003, the ‘if converted’ method is not used as its effect would be anti-dilutive.

(2) Eliminates intercompany payment made by Bank to Brokerage related to Sweep Deposit Account (SDA) relationships, swept daily from Brokerage to Bank, which began in the third quarter of 2003. Under this relationship, Bank pays Brokerage a negotiated rate that approximates market on the average SDA balance. Bank reflects this payment as advertising and market development expense and Brokerage reflects this payment as other revenues.

(3) Amounts and percentages may not calculate due to rounding.

(4) Consolidated operating margin is defined as income before other corporate items divided by net revenues. Operating margin for Brokerage and Bank is based on segment results.

(5) Q1’04 estimate.

(6) Amounts include a taxable equivalent increase in interest income of $1.1 million for the three months ended March 31, 2004 and $0.5 million for the three months ended March 31, 2003.